Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2015
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 5. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

DIRECTV On July 24, 2015, we completed our acquisition of DIRECTV, a leading provider of digital television entertainment services in both the United States and Latin America. The acquisition represents an opportunity for us to integrate a unique and complementary set of assets and achieve substantial cost synergies over time, as well as generate revenue from pay television in Latin America. Our distribution scale will enable us to offer consumers bundles including video, high-speed broadband and mobile services, using all the sales channels of both companies. We believe the combined company will be a content distribution leader across mobile, video and broadband platforms.

Under the merger agreement, each share of DIRECTV stock was exchanged for $28.50 cash plus 1.892 shares of our common stock. After adjustment for shares issued to trusts consolidated by AT&T, share-based payment arrangements and fractional shares, which were settled in cash, AT&T issued 954,407,524 shares to DIRECTV shareholders, giving them an approximate 16% stake in the combined company, based on common shares outstanding. Based on our $34.29 per share closing stock price on July 24, 2015, the aggregate value of consideration paid to DIRECTV shareholders was $47,409, including $32,727 of AT&T stock and $14,378 in cash, $299 for share-based payment arrangements and $5 for DIRECTV shares previously purchased on the open market by trusts consolidated by AT&T.

Our 2015 operating results include the results from DIRECTV following the acquisition date. The fair values of the assets acquired and liabilities assumed were preliminarily determined using the income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and are considered Level 3 under the Fair Value Measurement and Disclosure framework, other than long-term debt assumed in the acquisition (see Note 10). The income approach was primarily used to value the intangible assets, consisting primarily of acquired customer relationships, orbital slots and trade names. The income approach estimates fair value for an asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used primarily for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation. Our December 31, 2015 consolidated balance sheet includes the assets and liabilities of DIRECTV, which have been measured at fair value.

The following table summarizes the preliminary estimated fair values of the DIRECTV assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date.

Assets acquired
Cash	$4,797
Accounts receivable	2,011
All other current assets	1,535
Property, plant and equipment (including satellites)	9,301
Intangible assets not subject to amortization
Orbital slots	11,946
Trade name	1,382
Intangible assets subject to amortization
Customer lists and relationships	19,505
Trade name	2,905
Other	457
Investments and other assets	2,360
Goodwill	34,427
Total assets acquired	90,626

Liabilities assumed
Current liabilities, excluding current portion of long-term debt	5,693
Long-term debt	20,585
Other noncurrent liabilities	16,585
Total liabilities assumed	42,863
Net assets acquired	47,763
Noncontrolling interest	(354)
Aggregate value of consideration paid	$47,409

These estimates are preliminary in nature and subject to adjustments, which could be material. Any necessary adjustments will be finalized within one year from the date of acquisition. Substantially all the receivables acquired are expected to be collectable. We have not identified any material unrecorded pre-acquisition contingencies where the related asset, liability or impairment is probable and the amount can be reasonably estimated. Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired, and represents the future economic benefits that we expect to achieve as a result of acquisition. Prior to the finalization of the purchase price allocation, if information becomes available that would indicate it is probable that such events had occurred and the amounts can be reasonably estimated, such items will be included in the final purchase price allocation and may change goodwill. Purchased goodwill is not expected to be deductible for tax purposes. The goodwill was allocated to our Entertainment Group and International segments.

For the 160-day period ended December 31, 2015, our consolidated statement of income included $14,561 of revenues and $(46) of operating income, which included $2,254 of intangible amortization from DIRECTV, and its affiliates. The following unaudited pro forma consolidated results of operations assume that the acquisition of DIRECTV was completed as of January 1, 2014.

	(Unaudited)
	Year Ended
	December 31,
	2015	2014
Total operating revenues[1]	$165,694	$165,595
Net Income Attributable to AT&T	12,683	6,412

Basic Earnings Per Share Attributable to AT&T	$2.06	$1.04
Diluted Earnings Per Share Attributable to AT&T	$2.06	$1.04
[1]	Reflects revenue declines resulting from our fourth-quarter 2014 sale of our Connecticut wireline operations.

Nonrecurring adjustments included in the pro forma results above consist of the following: At June 30, 2015, due to the continued economic uncertainty and lack of liquidity in all three of the official currency exchange mechanisms in Venezuela, DIRECTV changed the exchange rate used to measure its Venezuelan subsidiary's monetary assets and liabilities into U.S. dollars from Sistema Complementario de Administración de Divisas (SICAD) to Sistema Marginal de Divisas (SIMADI). The significant change in exchange rates also required the reevaluation of the recoverability of fixed and intangible assets and inventory, which resulted in an impairment charge of $1,060 recorded in DIRECTV's consolidated statement of operations for the six-month period ended June 30, 2015. Prior to DIRECTV's June 30, 2015 change to the SIMADI exchange rate, operating results for the six months ended June 30, 2015 were measured using the SICAD exchange rate which resulted in revenues in Venezuela of approximately $500 and operating profit before depreciation and amortization of approximately $180. Pro forma data may not be indicative of the results that would have been obtained had these events occurred at the beginning of the periods presented, nor is it intended to be a projection of future results.

Nextel Mexico On April 30, 2015, we completed our acquisition of the subsidiaries of NII Holdings Inc., operating its wireless business in Mexico, for $1,875, including approximately $427 of net debt and other adjustments. The subsidiaries offered service under the name Nextel Mexico.

The preliminary values of assets acquired were: $383 in licenses, $1,293 in property, plant and equipment, $111 in customer lists and $112 of goodwill. The goodwill was allocated to our International segment.

GSF Telecom On January 16, 2015, we acquired Mexican wireless company GSF Telecom Holdings, S.A.P.I. de C.V. (GSF Telecom) for $2,500, including net debt of approximately $700. GSF Telecom offered service under both the Iusacell and Unefon brand names in Mexico.

The preliminary values of assets acquired were: $673 in licenses, $715 in property, plant and equipment, $374 in customer lists, $26 in trade names and $972 of goodwill. The goodwill was allocated to our International segment.

AWS-3 Auction In January 2015, we submitted winning bids for 251 Advanced Wireless Service (AWS) spectrum licenses in the AWS-3 Auction (FCC Auction 97) for $18,189. We provided the Federal Communications Commission (FCC) an initial down payment of $921 in October 2014 and paid the remaining $17,268 in the first quarter of 2015.

Spectrum Acquisitions During 2015, we acquired $489 of wireless spectrum, not including the AWS auction. During 2014, we acquired $1,263 of wireless spectrum, not including Leap Wireless International, Inc. (Leap) discussed below.

Leap In March 2014, we acquired Leap, a provider of prepaid wireless service, for $15.00 per outstanding share of Leap's common stock, or $1,248 (excluding Leap's cash on hand), plus one nontransferable contingent value right (CVR) per share. The CVR will entitle each Leap stockholder to a pro rata share of the net proceeds of the future sale of the Chicago 700 MHz A-band FCC license held by Leap.

The values of assets acquired under the terms of the agreement were: $3,000 in licenses, $510 in property, plant and equipment, $520 of customer lists, $340 for trade names and $248 of goodwill. The goodwill was allocated to our Consumer Mobility segment. The estimated fair value of debt associated with the acquisition of Leap was $3,889, all of which was redeemed or matured by July 31, 2014.

Dispositions

Connecticut Wireline On October 24, 2014, we sold our incumbent local exchange operations in Connecticut for $2,018 and recorded a pre-tax gain of $76, which is included in “Other income (expense) – net,” on our consolidated statements of income. In conjunction with the sale, we allocated $743 of goodwill from our former Wireline reporting unit. Because the book value of the goodwill did not have a corresponding tax basis, the resulting net income impact of the sale was a loss of $360.

América Móvil In 2014, we sold our remaining stake in América Móvil for approximately $5,885 and recorded a pre-tax gain of $1,330, which is included in “Other income (expense) – net,” on our consolidated statements of income. In 2013, we sold a portion of our shares in América Móvil for approximately $1,179. América Móvil was accounted for as an equity method investment.